Short-Term Bank Loans	12 Months Ended
Dec. 31, 2016
Short-Term Bank Loans

12. SHORT-TERM BANK LOANS

	December 31
	2015	2016
	US$	US$
Secured loans	—	25,000

	—	25,000

The interest expenses for the years ended December 31, 2014, 2015 and 2016 were nil, nil and US$105 thousand, respectively.

In 2016, the Company entered into the financing agreements with two banks and obtained US dollars credit totaling US$95 million with the interest rate ranging from 0.953% to 1.51% per annum on monthly outstanding loans and secured by a pledge of US$ deposits. Pledged deposits of US$25,000 thousand were recorded as current restricted cash as of December 31, 2016. The US$25 million of loans in expected to be repaid in 2017.